EXHIBIT 10.4

STOCK PURCHASE AGREEMENT (“Agreement”) dated as of the 4th day of May, 2017, by and among Peter O’Brien (the “Seller”), David Moss (the “Purchaser”), and Artelo Biosciences, Inc. (f/k/a Reactive Medical Inc.), a Nevada corporation (the “Company”)

WHEREAS, the Seller is the owner of 6,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Seller Shares”) representing approximately 61% of the Company’s issued and outstanding shares of common stock;

WHEREAS, the Seller proposes to sell to the Purchaser and Purchaser proposes to purchase from the Seller THREE MILLION (3,000,000) Seller Shares (the “Purchased Shares”), on the terms set forth herein; and

WHEREAS, the Company believes that it is in its and its shareholders best interests to facilitate the transactions contemplated by this Agreement.

ACCORDINGLY, in consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PURCHASE AND SALE AND CLOSING

1.1. The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares for an aggregate purchase price of $3,000 (the “Purchase Price”) payable on the Closing Date (as defined below). Payment shall be in U.S. Dollars, in the form of a certified check or bank wire transfer sent to the personal account of the Seller (account information as provided by separate communiqué’).

1.2. Closing. The closing (“Closing”) of the transactions contemplated hereby will occur on, or, before May 19, 2017 (the “Closing Date”).

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1. The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)	the Seller is, and immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)	the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby; and

(c)	the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or “affiliate” of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”);

(d)	to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

(e)	as of the Closing Date the Seller shall not be indebted to the Company and the Company shall not be indebted to the Seller;

(f)	the authorized capital of the Company consists of 150,000,000 common shares, par value $0.001, of which a total of 9,800,000 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(g)	no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(h)	the Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement;

(i)	there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same;

(j)	the Company is a “shell company” as that term is defined in the Securities Act and the rules and regulations promulgated thereunder; and

(k)	the Seller’s Shares, including the Purchased Shares, are “restricted securities” as that term is defined in the Securities Act and the rules and regulations promulgated thereunder.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1. The Purchaser represents and warrants to the Seller that the Purchaser:

(a)	has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b)	understands that the Company is a shell company;

(c)	understands that the Purchased Shares are restricted securities;

(d)	understands and agrees that offers and sales of any of the Purchased Shares prior to the expiration of a period of one year after the date of completion of the transfer of the Purchased Shares (the “Restricted Period”) as contemplated in this Agreement shall only be made in accordance with the plan of distribution set forth in an effective registration statement in which the Purchased Shares were registered for resale, or pursuant to an applicable exemption from the registration requirements of the Securities Act, including, but not limited to Rule 144 as promulgated by the Securities and Exchange SEC (the “SEC”) if and to the extent applicable; and

(e)	is acquiring the Purchased Shares as principal for the Purchaser’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares

3.2 The Purchaser agrees not to engage in hedging transactions with regard to the Purchased Shares accept in compliance with the Securities Act.

4. INDEMNIFICATION OTHER THAN PURSUANT TO SECTION 5.

The Seller hereby agrees to indemnify and hold harmless the Purchaser and the Company against any losses, claims, damages or liabilities to which the Purchaser or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon taxes, real property leases or equipment leases payable by or for which the Company has the primary liability; and in particular, any misrepresentation of the Seller as contained herein. Damages of the Purchaser are not limited to the amount of the Seller received hereunder but will include the Purchaser’s or Company’s actual cost of any claim and full costs of negotiations and for defense.

5. REGISTRATION RIGHTS.

The Company hereby grants the Purchaser the registration rights set forth in this Section 5.

5.1 Definitions.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the Company’s reasonable best efforts to have such Registration Statement declared effective the 180th calendar day following the date of the receipt by the Company of a notice from the Purchaser requiring the Company to file a Registration Statement (the “Notice Date”); provided, however, that in the event the Company is notified by the Securities and Exchange SEC (the “SEC”) that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the seventh (7th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day.

“Filing Date” means, with respect to the Registration Statement required hereunder, the 90th calendar day following the Notice Date.

“Holder” or “Holders” means the Purchaser or the Purchaser’s permitted assigns, but solely to the extent that the subject Registrable Securities have not been transferred, sold or assigned pursuant to the Registration Statement or in the aftermarket.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination: (a) all of the Purchased Shares (b) any other shares of Common stock deemed restricted shares as to which the Company may have granted registration rights (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144 promulgated by the SEC pursuant to the Securities Act, or (c) such securities are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter issued by counsel to the Company to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 5.2(a), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

5.2 Demand Resale Shelf Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement (which shall be on Form S-1 or if permitted in accordance with SEC Guidance and applicable rules, on Form S-3) covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Section 5, the Company shall use its commercially reasonable best efforts to cause a Registration Statement filed under this Section 5 (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date, and shall use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (or file and keep continuously effective one or more replacement Registration Statements to register all Registrable Securities) until the earlier of (i) all Registrable Securities covered by such Registration Statement have been sold, thereunder or pursuant to Rule 144, all Registrable Securities covered by such Registration Statement, (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, or (iii) the 3rd anniversary date of the Effectiveness Date (the “Effectiveness Period”). The Company shall file a final Prospectus with the SEC as required by Rule 424 with respect to each Registration Statement. The Purchaser has the right to submit one demand notice pursuant to this Section 5.

(b) Notwithstanding the registration obligations set forth in Section 5.2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Section 5, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder; (ii) second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that if some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and (iii) third, the Company shall reduce Registrable Securities represented by shares of Common Stock issued in the Offering (applied, in the case that if some of such shares of Common Stock may be registered, to the Holders on a pro rata basis based on the total number of unregistered shares held by such Holders).

(d) In the event the Company amends the Registration Statement in accordance with the foregoing, the Holder shall be entitled to the rights set forth in Section 5.6(d) with respect to those Registrable Securities that were not registered for resale on the Registration Statement, as amended.

(e) Each Holder agrees to furnish to the Company a completed questionnaire in the form and substance approved by counsel for the Company (the “Selling Stockholder Questionnaire”).

5.3 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Section 5), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Section 5) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(b) Notify each Holder as promptly as reasonably practicable (i) when the Registration Statement has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any governmental action, litigation, hearing or other proceeding (“Proceedings”) for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

(c) Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d) Subject to the terms of this Section 5 and applicable law, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(f) If requested by a Holder, cooperate with such Holder to facilitate the preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(g) Comply with all applicable rules and regulations of the SEC.

(h) Furnish to each Holder such number of copies of the Prospectus included in the Registration Statement (including any preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(i) Use best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

(j) Furnish to any Holder so long as the Holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

5.4 Registration Expenses. All fees and expenses incident to the performance of or compliance with this Section 5 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. In no event however shall the Company be responsible for any broker or similar commissions of any Holder or any legal fees or other costs of the Holders.

5.5 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Section 5, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto, preliminary prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act),or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto (it being understood that the Holder has approved the contents of the Selling Stockholder Questionnaire for this purpose) or (ii) the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any governmental action, litigation, hearing or other proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved the contents of the Selling Stockholder Questionnaire for this purpose), such Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto or (iii) to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. In no event shall the liability of any selling Holder under this Section 5.5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.

(i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii) Subject to the terms of this Section 5, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. (i) If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Section 5, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.5(d), no Holder shall be required to contribute pursuant to this Section 5.5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iii) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

5.6 Registrations Generally.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Section 5, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Section 5, including recovery of damages, shall be entitled to specific performance of its rights under this Section 5. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Section 5and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event that makes the Registration Statement outdated, defective or otherwise unavailable, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company or an agent of the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, and shall advise each Holder thereof as promptly as practicable in writing.

(d) Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen business days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 5.6(d) that are the subject of a then effective Registration Statement. The registration of the Registrable Securities pursuant to this Section 5.6(d) shall not be considered the satisfaction of the requirements of the Company pursuant to Sections 5.2 and 5.3 of this Section 5, subject to Section 5.2(d).

6. MISCELLANEOUS

6.1 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

6.2 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

6.3 There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

6.4 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby attorn to the jurisdiction of the courts Clark County, Nevada with respect to any legal proceedings arising from this Agreement.

6.5 The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of one year.

6.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLER:
/s/ Peter O’Brien
Peter O’Brien

PURCHASER:
/s/ David Moss
David Moss

COMPANY:
/s/ Gregory Gorgas
Gregory Gorgas, CEO